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                 POTOMAC ELECTRIC POWER COMPANY


        1900 Pennsylvania Avenue, N.W., Washington, D.C.


                               TO


                      THE BANK OF NEW YORK


                101 Barclay Street, New York, NY
                                                AS TRUSTEE


                        ________________


                     Supplemental Indenture

                   Dated as of October 2, 1997

                        ________________



           Supplemental to Mortgage and Deed of Trust

                       Dated July 1, 1936

                        _________________




            First Mortgage Bonds, 6-1/4% Series due 2007

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





                 POTOMAC ELECTRIC POWER COMPANY

       Supplemental Indenture Dated As of October 2, 1997

                       TABLE OF CONTENTS*
                      ____________________


                                                             PAGE
PARTIES ....................................................    1
RECITALS ...................................................    1
GRANTING CLAUSES ...........................................    5
CERTAIN EXCEPTIONS .........................................   11
GRANT IN TRUST .............................................   12

                             PART I
                      DESCRIPTION OF BONDS

SECTION 1.   General description of Bonds of 2007 Series ...   13
SECTION 2.   Form of face of Bond of 2007 Series ...........   14
              Form of Trustee's certificate ................   16
              Text appearing on reverse side of Bond of
               2007 Series .................................   16
 SECTION 3.  Denominations of Bonds of 2007 Series .........   19
 SECTION 4.  Execution and form of temporary Bonds .........   19

                             PART II
                         ISSUE OF BONDS

SECTION 1.  Limitation as to principal amount ..............   20
SECTION 2.  Issue of Bonds .................................   20

                            PART III
                REDEMPTION AT OPTION OF COMPANY

The Bonds of 2007 Series are not redeemable at the option
            of the Company .................................   21



_________________
      * The Table of Contents is not part of the Supplemental
Indenture and should not be considered as such. It is included herein only for purposes of convenient reference.

                             PART IV

SECTION 1.  Bonds of 2007 Series repayable at option
             of holders .....................................  21
SECTION 2.  Cancellation of redeemed bonds ..................  21

                             PART V
         ADDITIONAL PARTICULAR COVENANTS OF THE COMPANY

SECTION 1.  Company not to withdraw moneys pursuant to
             Section 2 of Article VIII in excess of an
             amount equal to principal amount of issued
             refundable bonds ...............................  21
SECTION 2.  No property additions made on or prior to
             December 31, 1946 to be used for any purpose
             under the Indenture ............................  21

                             PART VI

Amendment of Indenture to Permit Qualification Under Trust
             Indenture Act of 1939 ..........................  22

                            PART VII

Amendment of Original Indenture .............................  22

                            PART VIII
                           THE TRUSTEE

Acceptance of trusts by the Trustee .........................  23
Trustee not responsible for validity of the Supplemental
             Indenture ......................................  23

                             PART IX
                    MISCELLANEOUS PROVISIONS

Execution of Supplemental Indenture in counterparts .........  23
Appointment of attorneys-in-fact by parties .................  23
TESTIMONIUM .................................................  24
EXECUTION....................................................  24
COMPANY'S ACKNOWLEDGMENTS ...................................  26
TRUSTEE'S ACKNOWLEDGMENTS ...................................  28

      SUPPLEMENTAL INDENTURE, dated as of the 2nd day of October, nineteen hundred and ninety-seven (1997), made by and between Potomac Electric Power Company, a corporation organized and existing under the laws of the District of Columbia and a domestic corporation of the Commonwealth of Virginia (hereinafter sometimes called the "Company"), party of the first part, and The Bank of New York, a New York banking corporation organized and existing under the laws of the State of New York (hereinafter sometimes called the "Trustee"), as Trustee under the Mortgage and Deed of Trust dated July 1, 1936, hereinafter mentioned, party of the second part;

      WHEREAS, The Company has heretofore executed and delivered its Mortgage and Deed of Trust, dated July 1, 1936 (hereinafter sometimes referred to as the "Original Indenture"), to The Riggs National Bank of Washington, D.C., as trustee, to secure an issue of First Mortgage Bonds of the Company, issuable in series; and

      WHEREAS, the Trustee has succeeded The Riggs National Bank of Washington, D.C. as trustee under the Original Indenture pursuant to Article XIII, Section 3 thereof.

      WHEREAS, pursuant to the terms and provisions of the Original Indenture, indentures supplemental thereto dated as of July 1, 1936, December 1, 1939, August 1, 1940, August 1, 1942, January 1,
1948, May 1, 1949, May 1, 1950, March 1, 1952, May 15, 1953, May
16, 1955, June 1, 1956, December 1, 1958, November 16, 1959,
December 1, 1960, February 15, 1963, May 15, 1964, April 1, 1966,
May 1, 1967, February 15, 1968, March 15, 1969, February 15, 1970,
August 15, 1970, September 15, 1972, April 1, 1973, January 2, 1974, August 15, 1974, August 15, 1974, June 15, 1977, July 1,
1979, June 16, 1981, June 17, 1981, December 1, 1981, August 1,
1982, October 1, 1982, April 15, 1983, November 1, 1985, March 1,
1986, November 1, 1986, March 1, 1987, September 16, 1987, May 1,
1989, August 1, 1989, April 5, 1990, May 21, 1991, May 7, 1992,
September 1, 1992, November 1, 1992, March 1, 1993, March 2, 1993,
July 1, 1993, August 20, 1993, September 29, 1993, September 30, 1993, October 1, 1993, February 10, 1994, February 11, 1994, March 10, 1995, September 6, 1995 and September 7, 1995 have been heretofore entered into between the Company and the Trustee to provide, respectively, for the creation of the first through the sixty-first series of Bonds thereunder and, in the case of the supplemental indentures dated January 1, 1948, March 1, 1952, May 15, 1953, May 16, 1955, June 1, 1956, September 15, 1972, July 1,
1979, June 17, 1981, November 1, 1985, September 16, 1987, May 1,
1989, May 21, 1991, May 7, 1992, July 1, 1993 and one of the
supplemental indentures dated August 15, 1974, to convey additional property; and

      WHEREAS, $20,000,000 principal amount of Bonds of the 3 1/4% Series due 1966 (the first series), $5,000,000 principal amount of Bonds of the 3 1/4% Series due 1974 (the second series), $10,000,000 principal amount of Bonds of the 31/4% Series due 1975 (the third series), $5,000,000 principal amount of Bonds of the 3 1/4% Series due 1977 (the fourth series), $15,000,000 principal amount of Bonds of the 3% Series due 1983 (the fifth series), $10,000,000 principal amount of Bonds of the 2 7/8% Series due 1984 (the sixth series), $30,000,000 principal amount of Bonds of the 2 3/4% Series due 1985 (the seventh series), $15,000,000 principal amount of Bonds of the 3 1/4% Series due 1987 (the eighth series), $10,000,000 principal amount of Bonds of the 3 7/8% Series due 1988 (the ninth series), $10,000,000 principal amount of Bonds of the 3 3/8% Series due 1990 (the tenth series), $10,000,000 principal amount of Bonds of the 3 5/8% Series due 1991 (the eleventh series), $25,000,000 principal amount of Bonds of the 4 5/8% Series due 1993 (the twelfth series), $15,000,000 principal amount of Bonds of the 5 1/4% Series due 1994 (the thirteenth series), $40,000,000 principal amount of Bonds of the 5% Series due 1995 (the fourteenth series), $45,000,000 principal amount of Bonds of the 7 3/4% Series due 2004 (the twentieth series), $35,000,000 principal amount of Bonds of the 8.85% Series due 2005 (the twenty-first series), $70,000,000 principal amount of Bonds of the 9 1/2% Series due August 15, 2005 (the twenty-second series), $50,000,000 principal amount of Bonds of the 7 3/4% Series due 2007 (the twenty-third series), $25,000,000 principal amount of Bonds of the 5 5/8% Series due 1997 (the twenty-fourth series), $100,000,000 principal amount of Bonds of the 8 3/8% Series due 2009 (the twenty-fifth series), $50,000,000 principal amount of Bonds of the 10 1/4% Series due 1981 (the twenty-sixth series), $50,000,000 principal amount of Bonds of the 10 3/4% Series due 2004 (the twenty-seventh series), $38,300,000 principal amount of Bonds of the 6 1/8% Series due 2007 (the twenty-eighth series), $15,000,000 principal amount of Bonds of the 6 1/2% Series due 2004 (the twenty-ninth series), $20,000,000 principal amount of Bonds of the 6 1/2% Series due 2007 (the thirtieth series), $7,500,000 principal amount of Bonds of the 6 5/8% Series due 2009 (the thirty-first series), $30,000,000 principal amount of Bonds of the Floating Rate Series due 2010 (the thirty-second series), $50,000,000 principal amount of Bonds of the 14 1/2% Series due 1991 (the thirty-third series), $60,000,000 principal amount of Bonds of the 14 1/4% Series due 1992 (the thirty-fifth series), $50,000,000 principal amount of Bonds of the 11 7/8% Series due 1989 (the thirty-sixth series), $37,000,000 principal amount of Bonds of the 8 3/4% Series due 2010 (the thirty-seventh series), $75,000,000 principal amount of Bonds of the 11 1/4% Series due 2015 (the thirty-eighth series), $75,000,000 principal amount of Bonds of the 9 1/4% Series due 2016 (the thirty-ninth series), $75,000,000 principal amount of Bonds of the 8 3/4% Series due 2016 (the fortieth series), $75,000,000 principal amount of Bonds of the 8 1/4% Series due 2017 (the forty-first series), $75,000,000 principal amount of Bonds of the 9% Series due 1990 (the forty-second series), $75,000,000 principal amount of Bonds of the 9 3/4% Series due 2019 (the forty-third series) and $75,000,000 principal amount of Bonds of the 8 5/8% Series due 2019 (the forty-fourth series), have been heretofore redeemed and retired and there are now issued and outstanding under the Original Indenture and under the supplemental indentures referred to above:
$50,000,000 principal amount of Bonds of the 4 3/8% Series due 1998 (the fifteenth series); $45,000,000 principal amount of Bonds of the 4 1/2% Series due 1999 (the sixteenth series); $15,000,000 principal amount of Bonds of the 5 1/8% Series due 2001 (the seventeenth series); $35,000,000 principal amount of Bonds of the 5 7/8% Series due 2002 (the eighteenth series); $40,000,000 principal amount of Bonds of the 6 5/8% Series due 2003 (the nineteenth series); $50,000,000 principal amount of Bonds of the Adjustable Rate Series due 2001 (the thirty-fourth series); $100,000,000 principal amount of Bonds of the 9% Series due 2000 (the forty-fifth series); $100,000,000 principal amount of Bonds of the 9% Series due 2021 (the forty-sixth series); $75,000,000 principal amount of Bonds of the 8 1/2% Series due 2027 (the forty-seventh series); $30,000,000 principal amount of Bonds of the 6% Series due 2022 (the forty-eighth series); $37,000,000 principal amount of Bonds of the 6 3/8% Series due 2023 (the forty-ninth series); $78,000,000 principal amount of Bonds of the 6 1/2% Series due 2008 (the fiftieth series); $40,000,000 principal amount of Bonds of the 7 1/2% Series due 2028 (the fifty-first series); $100,000,000 principal amount of Bonds of the 7 1/4% Series due 2023 (the fifty-second series); $100,000,000 principal amount of Bonds of the 6 7/8% Series due 2023 (the fifty-third series); $50,000,000 principal amount of Bonds of the 5 5/8% Series due 2003 (the fifty-fourth series); $50,000,000 principal amount of Bonds of the 5 7/8% Series due 2008 (the fifty-fifth series); $75,000,000 principal amount of Bonds of the 6 7/8% Series due 2024 (the fifty-sixth series); $42,500,000 principal amount of Bonds of the 5 3/8% Series due 2024 (the fifty-seventh series); $38,300,000 principal amount of Bonds of the 5 3/8% Series due 2024 (the fifty-eighth series); $16,000,000 principal amount of Bonds of the 5 3/4% Series due 2010 (the fifty-ninth series); $100,000,000 principal amount of Bonds of the 6 1/2% series due 2005 (the sixtieth series); and $75,000,000 principal amount of Bonds of the 7 3/8% Series due 2025 (the sixty-first series); and

      WHEREAS, for the purpose of conforming the Original Indenture to the standards prescribed by the Trust Indenture Act of 1939 or otherwise modifying certain of the provisions of the Original Indenture, indentures supplemental thereto dated December 10, 1939, August 10, 1942, October 15, 1942, April 1, 1966, June 16, 1981,
June 17, 1981, December 1, 1981, August 1, 1982,

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                                4

October 1, 1982, April 15, 1983, November 1, 1985, March 1, 1986,
November 1, 1986, March 1, 1987, September 16, 1987, May 1, 1989,
August 1, 1989, April 5, 1990, May 21, 1991, May 7, 1992, September
1, 1992, November 1, 1992, March 1, 1993, March 2, 1993, July 1,
1993, August 20, 1993, September 29, 1993, September 30, 1993,
October 1, 1993, February 10, 1994, February 11, 1994, March 10, 1995, September 6, 1995 and September 7, 1995 have been heretofore entered into between the Company and the Trustee, and for the purpose of conveying additional property, indentures supplemental thereto dated July 15, 1942, October 15, 1947, December 31, 1948, December 31, 1949, February 15, 1951, February 16, 1953, March 15, 1954, March 15, 1955, March 15, 1956, April 1, 1957, May 1, 1958,
May 1, 1959, May 2, 1960, April 3, 1961, May 1, 1962, May 1, 1963,
April 23, 1964, May 3, 1965, June 1, 1966, April 28, 1967, July 3,
1967, May 1, 1968, June 16, 1969, May 15, 1970, September 1, 1971,
June 17, 1981, November 1, 1985, September 16, 1987, May 1, 1989,
May 21, 1991, May 7, 1992 and July 1, 1993 have been heretofore entered into between the Company and the Trustee, and for the purpose of better securing and protecting the Bonds then or thereafter issued and confirming the lien of the Original Indenture, an indenture dated October 15, 1942 supplemental thereto has been heretofore entered into between the Company and the Trustee; the Original Indenture as heretofore amended and supplemented being hereinafter referred to as the "Original Indenture as amended"; and

      WHEREAS, the Company is entitled to have authenticated and delivered additional Bonds on the basis of the net bondable value of property additions, upon compliance with the provisions of
Section 4 of Article III of the Original Indenture as amended; and

      WHEREAS, the Company has determined to issue a sixty-second series of Bonds under the Original Indenture as amended in the principal amount of $175,000,000, to be known as First Mortgage Bonds, 6-1/4% Series due 2007 (hereinafter called "Bonds of 2007 Series"); and

      WHEREAS, the Original Indenture as amended provides that certain terms and provisions, as determined by the Board of Directors of the Company, of the Bonds of any particular series may be expressed in and provided by the execution of an appropriate supplemental indenture; and

      WHEREAS, the Original Indenture as amended provides that the Company and the Trustee may enter into indentures supplemental thereto to add to the covenants and agreements of the Company contained therein other covenants and agreements thereafter to be observed; and to surrender any right or power reserved to or conferred upon the Company in the Original Indenture as amended; and

      WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Original Indenture as amended and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

      WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      THAT POTOMAC ELECTRIC POWER COMPANY, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, and for other valuable considerations, the receipt whereof is hereby acknowledged, and in order further to secure the payment of the principal of, and premium (if any) and interest on all Bonds at any time issued and outstanding under the Indenture according to their tenor, purport and effect, and for the purpose of ratifying and confirming the lien of the Indenture and the performance and observance by the Company of all of the covenants and conditions contained in the Indenture, has executed and delivered this Supplemental Indenture, and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over, ratified and confirmed and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over, ratify and confirm unto The Bank of New York, as Trustee under the Indenture and to its successors in the trust created thereby and to its and their assigns forever, all and singular the following described properties (in addition to all other properties heretofore subject to the lien of the Original Indenture as amended and not heretofore released from the lien thereof), that is to say:

                             FIRST.

      All and singular the lands, real estate, chattels real, easements, servitudes and leasehold and other interests in real estate which the Company now owns or, subject to the provisions of
Article XII of the Original Indenture as amended, may hereafter acquire, including, among other things, the following (but reference to, or enumeration of, any particular kinds, classes or items of property shall not be deemed to exclude from the operation and effect of this Indenture any kind, class or item not so referred to or enumerated, except as hereinafter expressly provided):

                     I. DISTRICT OF COLUMBIA

The following parcel of land in the District of Columbia:

                    Alabama Avenue Substation

       Land acquired from the District of Columbia, Department of Housing and Community Development by deed dated December 4, 1996 and recorded December 9, 1996 as Instrument No. 9600080488.

                  II. CHARLES COUNTY, MARYLAND

                     Morgantown Fly Ash Site

      Land acquired from Brinsfield Farms, Inc. by deed dated June 27, 1995 and recorded June 28, 1995 in Liber 2102, Folio 263.

                III. MONTGOMERY COUNTY, MARYLAND

                   Derwood Substation No. 209

      Land acquired from Potomac Capital Investment Corporation by quitclaim deed dated March 22, 1995 and recorded April 7, 1995 in Liber 13338, Folio 479.

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                                7

       Brighton/High Ridge Transmission Line Right-of-Way

      The following parcels of land, being part of an 88-foot wide right-of-way extending from Brighton Substation No. 66 in Montgomery County, Maryland to Baltimore Gas and Electric Company's High Ridge Substation in Howard County, Maryland:

Property   Name of Company's   Deed by which Acquired
  No.          Grantor             by the Company
--------   -----------------   ----------------------
1906       State of Maryland,  Deed of Easement Date--March 3, 1995
           to the use of the   Record Date--March 22, 1995
           Department of       Liber 13309, Folio 345
           Natural Resources

1913       Harold T. Meryman   Deed of Easement Date--May 2, 1994
           and Mary Lane       Record Date--May 10, 1994
           Meryman             Liber 12602, Folio 415

                   IV. HOWARD COUNTY, MARYLAND

       Brighton/High Ridge Transmission Line Right-of-Way

      The following parcels of land, being part of a 150-foot wide right-of-way extending from Brighton Substation No. 66 in Montgomery County, Maryland to Baltimore Gas and Electric Company's High Ridge Substation in Howard County, Maryland:

Property  Name of Company's   Deed by which Acquired
  No.         Grantor             by the Company
--------  -----------------   ----------------------
1920.1    Guy J. Carson and   Deed of Exchange Date--August 3, 1993
          Kathryn D. Carson   Record Date--October 29, 1993
                              Liber 3034, Folio 106
  1932    Marie T. Spencer    Deed of Easement Date--March 30, 1994
                              Record Date--March 30, 1994
                              Liber 3206, Folio 0027
  1943    Samuel F. Lyons     Deed of Easement Date--March 26, 1993
          Elsie K. Lyons      Record Date--March 31, 1993
          (Lot 1)             Liber 2815, Folio 468
  1943    Samuel F. Lyons     Deed of Easement Date--March 26, 1993
          Elsie K. Lyons      Record Date--March 31, 1993
          (Lot 2)             Liber 2815, Folio 473
  1943    Samuel F. Lyons     Deed of Easement Date--March 26, 1993
          Elsie K. Lyons      Record Date--March 31, 1993
          (Lot 3)             Liber 2815, Folio 478
  1943    Samuel F. Lyons     Deed of Easement Date--March 26, 1993
          Elsie K. Lyons      Record Date--March 31, 1993
          (Lot 4)             Liber 2815, Folio 483
  1943    Samuel F. Lyons     Deed of Easement Date--March 26, 1993
          Elsie K. Lyons      Record Date--March 31, 1993
          (Lot 5)             Liber 2815, Folio 488

                 V. INDIANA COUNTY, PENNSYLVANIA

The Company's undivided 9.72% interest as tenant in common in the following property located in Indiana County, Pennsylvania.

     Name of Company's                Deed by which Acquired
         Grantor                          by the Company
     -----------------                ----------------------

     American Trustee & Transfer      Deed Date--February 11, 1994
       Corporation, Trustee           Record Date--July 27, 1994
                                      Deed Book 1048, Page 425

                             SECOND.

      Also all power houses, plants, buildings and other structures, dams, dam sites and substations, together with all and singular the electric and mechanical appliances appurtenant thereto of every nature whatsoever, now owned by the Company or, subject to the provisions of Article XII of the Original Indenture as amended, which it may hereafter acquire, including all and singular the machinery, engines, boilers, furnaces, generators, dynamos, turbines and motors, and all and every character of mechanical appliance for generating or producing electricity for light, heat, cold, power or other purposes.

                             THIRD.

      Also all transmission and distribution systems used for the transmission and distribution of electricity for light, heat, cold or power or any other purpose whatsoever, whether underground or overhead, surface or otherwise, now owned by the Company or, subject to the provisions of Article XII of the Original Indenture as amended, which it may hereafter acquire, including all poles, towers, posts, wires, cables, conduits, manholes, pipes, tubes, drains, furnaces, switchboards, transformers, conductors, insulators, supports, meters, lamps, fuses, junction boxes and other electric fixtures and apparatus.

      Also all inventions, patent rights and licenses used or useful in connection with the generation, production, transmission or distribution of electricity for light, heat, cold, power or other purposes, now owned by the Company or, subject to the provisions of Article XII of the Original Indenture as amended, which it may hereafter acquire.

                             FOURTH.

      Also all franchises and all permits, ordinances, easements, privileges, immunities and licenses, all rights to construct, maintain and operate overhead, surface and underground systems for the distribution and transmission of electricity for the supply to itself or others of light, heat, cold or power, all rights-of-way, all waters, water rights and flowage rights and all grants and consents, now owned or, subject to the provisions of Article XII of the Original Indenture as amended, which it may hereafter acquire.

                             FIFTH.

      Also all improvements, extensions or additions purchased, constructed or otherwise acquired by the Company to or about all other property, real, personal and mixed (except as herein and in the Original Indenture as amended expressly provided), of every nature and kind wheresoever situated, as such property is described in the Original Indenture as amended and indentures supplemental thereto.

      Also, subject to the provisions of Article XII of the Original Indenture as amended, all other property, real, personal and mixed (except as herein expressly excepted) of every nature and kind and wheresoever situated now or hereafter possessed by or belonging to the Company, or to which it is now, or may at any time hereafter be, in any manner entitled in law or in equity.

                             SIXTH.

      Also any and all property of any kind or description which may from time to time after the date of this Supplemental Indenture by delivery or by writing of any kind be conveyed, mortgaged, pledged, assigned or transferred to the Trustee by the Company or by any person, copartnership or corporation, with the consent of the Company or otherwise as expressly permitted by the terms of the Original Indenture as amended, and accepted by the Trustee, to be held as part of the mortgaged property; and the Trustee is hereby authorized to accept and receive any such property and any such conveyance, mortgage, pledge, assignment and transfer, as and for additional security hereunder, and to hold and apply any and all such property subject to and in accordance with the terms and provisions upon which such conveyance, mortgage, pledge, assignment or transfer shall be made.

                            SEVENTH.

      Together with all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof; with the reversion and reversions, remainder and remainders, tolls, rents, revenues, issues, income, product and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or hereafter acquires in and to the aforesaid property and franchises and every part and parcel thereof.

      EXPRESSLY EXCEPTING AND EXCLUDING, HOWEVER, from this
Supplemental Indenture and from the lien and operation hereof:

      (a) All bills, notes and accounts receivable, cash on hand or in bank, contracts, operating agreements, existing leases in which the Company is lessor and leases hereafter made of portions of the mortgaged property in which the Company is lessor;

      (b) All shares of stock and other certificates or evidences of interest therein, and all bonds, notes and other evidences of indebtedness or certificates of interest therein and other securities now owned or hereafter acquired or possessed by the Company (except securities or obligations required to be pledged by the terms of the Original Indenture as amended);

      (c) All equipment and materials not installed as a part of the fixed property of the Company and merchandise and supplies acquired by the Company for the purpose of resale or leasing to its customers in the ordinary course and conduct of its business ; and

      (d) All electric energy and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course and conduct of its business.

      AND FURTHER EXPRESSLY EXCEPTING AND EXCLUDING from this Supplemental Indenture and from the lien and operation hereof, all property, permits and franchises of any other corporation of whatever character, shares of stock or securities whereof, or obligations secured by lien upon the properties and franchises whereof, which may be now owned or hereafter acquired or possessed by the Company, notwithstanding the fact that the Company may own or hereafter acquire all or substantially all of the shares of stock or other securities issued by, or secured by lien upon property of, any such corporation, or that any such corporation may be incorporated or organized at the instance of or for the account of the Company, or that all or any part of the shares of stock or other securities of such corporation may be subjected to the lien hereof by the Company.

      TO HAVE AND TO HOLD all said properties, real, personal and mixed, mortgaged, pledged and conveyed by the Company as aforesaid, or intended so to be, unto the Trustee, its successors in the Trust created by the Indenture and its and their assigns forever;

      SUBJECT, HOWEVER, to the exceptions and reservations and matters hereinabove recited, to existing leases, to existing mortgages or other liens upon easements or rights-of-way for transmission or distribution line purposes, as defined in Article
I of the Original Indenture as amended, and any extensions thereof, and subject to existing easements for streets, alleys, highways, rights-of-way and railroad purposes over, upon, and across any of the Property hereinbefore described, and subject also to all terms, conditions, agreements, covenants, exceptions and reservations expressed or provided in the deeds or other instruments respectively under and by virtue of which the Company now owns or may hereafter acquire any property subject to the lien hereof, and to undetermined liens and charges, if any, incidental to construction or other existing permitted liens as defined in
Article I of the Original Indenture as amended;

      IN TRUST NEVERTHELESS, upon the terms and trusts in the Original Indenture and the indentures supplemental thereto, including this Supplemental Indenture, set forth, for the further, equal and proportionate benefit, security, and protection of all present and future holders of the Bonds and coupons issued and to be issued thereunder, or any of them, without preference of any of said Bonds and coupons of any particular series over the Bonds and coupons of any other series, by reason of priority in the time of issue, sale or negotiation thereof, or by reason of the purpose of issue or otherwise howsoever, except as otherwise provided in
Section 2 of Article IV of the

Original Indenture as amended;

      And Potomac Electric Power Company hereby covenants, declares and agrees with the Trustee and its successors in the trust under the Original Indenture as amended, for the benefit of those who hold the Bonds and coupons, or any of them, issued or to be issued hereunder or under the Original Indenture as amended, as follows:

                             PART I.

                      DESCRIPTION OF BONDS.

      SECTION 1. The Bonds of 2007 Series shall, subject to the provisions of Section 1 of Article II of the Original Indenture as amended, be designated as "First Mortgage Bonds, 6-1/4% Series due 2007" of the Company. The Bonds of 2007 Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Original Indenture as amended, except in so far as the terms and provisions of the Original Indenture as amended are amended or modified by this Supplemental Indenture.

      The Bonds of 2007 Series shall mature October 15, 2007, and shall bear interest from the date of initial issuance at the rate of six and one-quarter percent (6-1/4%) per annum, payable semiannually, commencing April 15, 1998, on the fifteenth day of April and the fifteenth day of October in each year (each such April 15th and October 15th being hereinafter called an "interest payment date"). The Bonds of 2007 Series shall be payable as to principal and interest in lawful money of the United States of America, and shall be payable (as well the interest as the principal thereof) at the agency of the Company in the Borough of Manhattan, The City of New York.

      The interest so payable on any interest payment date shall be paid to the persons in whose names the Bonds of 2007 Series are registered at the close of business on the last business day (hereinafter called the "record date") which is more than ten days prior to such interest payment date, a "business day" being any day that is not a day on which banks in the City of New York are authorized by law to close; except that if the Company shall default in the payment of any interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names the Bonds of 2007 Series are registered on the date of payment of such defaulted interest, or in accordance with the regulations of any securities exchange on which the Bonds of 2007 Series are listed.

      Except as provided hereinafter, every Bond of 2007 Series shall be dated as of the date of its authentication and delivery, or if that is an interest payment date, the next day, and shall bear interest from the interest payment date next preceding its date or the date of delivery of the initial Bonds of 2007 Series, whichever is later. Notwithstanding Section 6 of Article II of the Original Indenture, any Bond of 2007 Series authenticated and delivered by the Trustee after the close of business on the record date with respect to any interest payment date and prior to such interest payment date shall be dated as of the date next following such interest payment date and shall bear interest from such interest payment date; except that if the Company shall default in the payment of any interest due on such interest payment date, such Bond shall bear interest from the next preceding interest payment date or the date of delivery of the initial Bonds of 2007 Series, whichever is later.

      SECTION 2. The Bonds of 2007 Series, and the Trustee's certificate to be endorsed on the Bonds of 2007 Series, shall be substantially in the following forms, respectively:

              [FORM OF FACE OF BOND OF 2007 SERIES]

                 POTOMAC ELECTRIC POWER COMPANY
        (A District of Columbia and Virginia corporation)

            First Mortgage Bond, 6-1/4% Series Due 2007

No.                                                    $

POTOMAC ELECTRIC POWER COMPANY, a corporation organized and existing under the laws of the District of Columbia and a domestic corporation of the Commonwealth of Virginia (hereinafter called the "Company", which term shall include any successor corporation as defined in the Amended Indenture hereinafter referred to), for value received, hereby promises to pay to ................... or registered assigns, the sum of ..................dollars, on the
Fifteenth day of October 2007 , in lawful money of the United States of America, and to pay interest thereon in like money from the later of the date of delivery of the initial Bonds of 2007 Series or the interest payment date April 15 or October 15 next preceding the date of this Bond, or if the Company shall default in the payment of interest due on such interest payment date, then from the next preceding interest payment date or the date of delivery of the initial Bonds of 2007 Series, whichever is later, at the rate of six and one-quarter percent (61/4) per annum, payable semiannually, commencing April 15, 1998, on the fifteenth day of April and October in each year until maturity, or, if the Company shall default in the payment of the principal hereof, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Amended Indenture. The interest so payable on any April 15 or October 15 will, subject to certain exceptions provided in the indenture dated as of October 2, 1997 supplemental to the Amended Indenture, be paid to the person in whose name this Bond is registered at the close of business on the last business day which is more than ten days prior to such April 15 or October 15. Both principal of, and interest on, this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York.

      Reference is made to the further provisions of this Bond set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Bond shall not be entitled to any benefit under the Amended Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until The Bank of New York, the Trustee under the Amended Indenture, or a successor trustee thereto under the Amended Indenture, shall have signed the form of certificate endorsed hereon.

      IN WITNESS WHEREOF, Potomac Electric Power Company has caused this Bond to be signed in its name by the signature (or a facsimile thereof) of its President or a Vice President, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by the facsimile signature of its Secretary or an Assistant Secretary.

      Dated,
                                     POTOMAC ELECTRIC POWER COMPANY

                                       By .........................
                                                Vice President
Attest:

 .......................
     Secretary

                 [FORM OF TRUSTEE'S CERTIFICATE]

       This Bond is one of the Bonds, of the series designated therein, described in the within-mentioned Amended Indenture and the Supplemental Indenture dated as of October 2, 1997.

                                            THE BANK OF NEW YORK
                                                        Trustee.

                                       By ......................
                                           Authorized Signatory


     [TEXT APPEARING ON REVERSE SIDE OF BOND OF 2007 SERIES]

      This Bond is one of a duly authorized issue of Bonds of the Company (herein after called the "Bonds") in unlimited aggregate principal amount, of the series hereinafter specified, all issued and to be issued under and equally secured (except in so far as any purchase or sinking fund or analogous provisions for any particular series of Bonds, established by any indenture supplemental to the Amended Indenture hereinafter mentioned, may afford additional security for such Bonds) by a mortgage and deed of trust, dated July 1, 1936, executed by the Company to The Bank of New York as successor to The Riggs National Bank of Washington, D.C. (herein called the "Trustee"), as trustee, as amended by indentures supplemental thereto dated December 10, 1939, August 10, 1942, October 15, 1942, April 1, 1966, June 16, 1981, June 17, 1981,
December 1, 1981, August 1, 1982, October 1, 1982, April 15, 1983,
November 1, 1985, March 1, 1986, November 1, 1986, March 1, 1987,
September 16, 1987, May 1, 1989, August 1, 1989, April 5, 1990, May
21, 1991, May 7, 1992, September 1, 1992, November 1, 1992, March
1, 1993, March 2, 1993, July 1, 1993, August 20, 1993, September
29, 1993, September 30, 1993, October 1, 1993, February 10, 1994,
February 11, 1994, March 10, 1995, September 6, 1995 and September 7, 1995 (said mortgage and deed of trust, as so amended, being herein called the "Amended Indenture") and all indentures supplemental thereto, to which Amended Indenture and supplemental indentures reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the owners of the Bonds and of the Trustee in respect thereto, and the terms and conditions upon which the Bonds are, and are to be, secured. To the extent permitted by, and as provided in, the Amended Indenture, modifications or alterations of the Amended Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of not less than 80% in amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Amended Indenture, and by an affirmative vote of not less than 80% in amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds then outstanding under the Amended Indenture are so affected; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest on, this Bond, which are unconditional, or which reduces the percentage of Bonds the affirmative vote of which is required for the making of such modifications or alterations. The Company is proposing an amendment to the Amended Indenture which would replace "80%" with "60%" in the preceding sentence, which amendment will become effective upon the consent or agreement thereto of the holders of all the outstanding Bonds. The holder of this Bond will be deemed to have approved such amendment. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Amended Indenture provided.

      This Bond is one of a series designated as the "First
Mortgage Bonds, 6-1/4% Series due 2007" (herein called the "Bonds of 2007 Series") of the Company, issued under and secured by the Amended Indenture and all indentures supplemental thereto and described in the indenture (herein called the "New Supplemental
Indenture"), dated as of October 2, 1997, between the Company and the Trustee, supplemental to the Amended Indenture.

      The Bonds of 2007 Series are not subject to redemption at the option of the Company prior to maturity.

      The Bonds of 2007 Series will be repayable on October 15, 2004, at the option of the holders thereof, at 100% of their principal amount, together with accrued and unpaid interest to October 15, 2004. In order for a Bond of 2007 Series to be repaid, the Company must receive at the corporate trust office of the Trustee during the period from and including August 16, 2004 to and including the close of business on September 15, 2004 (or if August 16, 2004 or September 15, 2004 is not a business day, the next succeeding business day): (i) the Bond of 2007 Series (the "Redeemable Bond") with the form entitled "Option to Elect Repayment" on, or otherwise accompanying, the

Redeemable Bond duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the holder of the Redeemable Bond, the principal amount of the Redeemable Bond, the principal amount of the Redeemable Bond to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Redeemable Bond to be repaid (with the form entitled "Option to Elect Repayment" on, or otherwise accompanying, the Redeemable Bond duly completed) will be received at the Trustee's corporate trust office not later than five business days after the date of such telegram, telex, facsimile transmission or letter, and such Redeemable Bond and form duly completed are received at the Trustee's office by such fifth business day. Effective exercise of the repayment option by the holder of any Redeemable Bond shall be irrevocable. No transfer or exchange of any Redeemable Bond (or, in the event that any Redeemable Bond is to be repaid in part, such portion of the Redeemable Bond to be repaid) will be permitted after exercise of the repayment option. The repayment option may be exercised by the holder of a Redeemable Bond for less than the entire principal amount of the Redeemable Bond, provided the principal amount which is to be repaid is set forth on the form entitled "Option to Elect Repayment" and is equal to $1,000 or any integral multiple thereof. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Redeemable Bond for repayment will be determined by the Company, whose determination will be final, binding and non-appealable.
Upon timely delivery of a Redeemable Bond to the Trustee with the "Option to Elect Repayment" form completed in accordance with the foregoing, the outstanding principal amount of such Redeemable Bond (or portion thereof indicated on the "Option to Elect Repayment") shall become due and payable on October 15, 2004, at the price equal to 100% of the principal amount to be repaid, plus accrued and unpaid interest to October 15, 2004. For purposes of this provision, "business day" means any day that is not a day on which banks in the City of New York are authorized by law to close.

      In case an event of default, as defined in the Amended Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Amended Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Amended Indenture. The Amended Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds entitled to vote then outstanding.

      This Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond and on presentation of a duly executed written instrument of transfer, and thereupon a new Bond or Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange therefor; and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all subject to the terms and conditions set forth in the Amended Indenture.

      No recourse shall be had for the payment of the principal of, or the interest on, this Bond, or for any claim based hereon or otherwise in respect hereof or of the Amended Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Amended Indenture.

      SECTION 3.   The Bonds of 2007 Series shall be registered
Bonds without coupons in denominations of any multiple of $1,000, numbered consecutively upwards from R1.

      SECTION 4. Until Bonds of 2007 Series in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver, in lieu thereof, Bonds for such series in temporary form, as provided in Section 9 of Article II of the Original Indenture as amended.

                            PART II.

                         ISSUE OF BONDS.

      SECTION 1. Except for Bonds of 2007 Series issued pursuant to Section 13 of Article II of the Original Indenture as amended, the principal amount of Bonds of 2007 Series which may be authenticated and delivered hereunder is limited to $175,000,000 aggregate principal amount.

      SECTION 2. Bonds of 2007 Series in the aggregate principal amount permitted in Section 1 of this Part II, may at any time subsequent to the execution hereof be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered (either before or after the recording hereof) to or upon the order of the Company evidenced by a writing or writings, signed by its President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers, at such time or times as may be requested by the Company subsequent to the receipt by the Trustee of

      (1) the certified resolution and the officers' certificate required by Section 3(a) and Section 3(b) of Article III of the Original Indenture as amended;

      (2)   the opinion of counsel required by Section 3(c) of
Article III of the Original Indenture as amended;

      (3) cash, if any, in the amount required to be deposited by Section 3(d) of Article III of the Original Indenture as amended, which shall be held and applied by the Trustee as provided in said Section 3(d);

      (4) the certificates, instruments, opinions of counsel, prior lien bonds and cash, if any, required by Section 4 of Article III of the Original Indenture as amended, except that, as required by Part V of this Supplemental Indenture, property additions purchased, constructed or otherwise acquired on or before December 31, 1946 shall not be made the basis for the authentication and delivery of Bonds of 2007 Series; and

      (5)    the certificates and opinions required by Article
XVIII of the Original Indenture as amended.

                            PART III.

                REDEMPTION AT OPTION OF COMPANY.

      The Bonds of 2007 Series are not redeemable at the option of the Company prior to maturity.

                            PART IV.

                 REPAYMENT AT OPTION OF HOLDERS

      SECTION 1. The Bonds of 2007 Series shall be repayable on October 15, 2004, at the option of the respective holders thereof, at 100% of their principal amount, together with accrued and unpaid interest to October 15, 2004, in accordance with the procedures set forth in the form of Bond of 2007 Series contained in Section 2 of
Part I hereof.

      SECTION 2. All Bonds of 2007 Series repaid pursuant to the provisions of this Part IV shall forthwith be canceled.

                             PART V.

         ADDITIONAL PARTICULAR COVENANTS OF THE COMPANY.

       The Company hereby covenants, warrants and agrees that so long as any Bonds of 2007 Series are outstanding:

      SECTION 1. The Company will not withdraw, pursuant to the provisions of Section 2 of Article VIII of the Original Indenture as amended, any moneys held by the Trustee as part of the trust estate in excess of an amount equal to the aggregate principal amount of such of the refundable Bonds as were theretofore issued by the Company; and that upon any such withdrawal by the Company refundable Bonds equal in aggregate principal amount to the amount so withdrawn shall be deemed to have been made the basis of such withdrawal.

      SECTION 2. Property additions purchased, constructed or otherwise acquired on or before December 31, 1946 shall not be made the basis for the authentication and delivery of Bonds, or the withdrawal of cash, or the reduction of the amount of cash required to be paid to the Trustee under any provision of the Indenture.

                            PART VI.

         AMENDMENT OF INDENTURE TO PERMIT QUALIFICATION
               UNDER TRUST INDENTURE ACT OF 1939.

       The Company and the Trustee, from time to time and at any time, without any vote or consent of the holders of the Bonds of 2007 Series, may enter into such indentures supplemental to the Original Indenture as may or shall by them be deemed necessary or desirable to add to or modify or amend any of the provisions of the Original Indenture so as to permit the qualification of the Original Indenture under the Trust Indenture Act of 1939.

       Except to the extent specifically provided herein, no provision of this Supplemental Indenture is intended to modify, and the parties hereto do hereby adopt and confirm, the provisions of
Section 318(c) of the Trust Indenture Act of 1939 which amend and supersede provisions of the Original Indenture, as supplemented, in effect prior to November 15, 1990.

                            PART VII.

                AMENDMENT OF ORIGINAL INDENTURE.

Notwithstanding any other provisions of the Original Indenture as amended, the holders of the Bonds of 2007 Series, by their holding of such Bonds, are deemed to have approved the following amendment to the Original Indenture as amended and to have authorized the Trustee to take any action necessary to evidence or effectuate such approval:

      Sections 5 and 6 of Article XV of the Original Indenture as amended are hereby amended by changing the words and figures "eighty percent. (80%)" to the words and figures "sixty percent. (60%)" wherever in such Sections such words and figures occur.

                           PART VIII.

                          THE TRUSTEE.

      The Trustee hereby accepts the trusts hereby declared and provided and agrees to perform the same upon the terms and conditions in the Original Indenture as amended set forth and upon the following terms and conditions:

      The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XIII of the Original Indenture as amended shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

                            PART IX.

                    MISCELLANEOUS PROVISIONS.

      This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

      Potomac Electric Power Company hereby constitutes and appoints Dennis R. Wraase, one of its Senior Vice Presidents, to be its true and lawful attorney-in-fact, for it and in its name to appear before any officer authorized by law to take and certify acknowledgments of deeds to be recorded in the District of Columbia, in the State of Maryland, in the Commonwealth of Virginia, and in the Commonwealth of Pennsylvania and to acknowledge and deliver these presents as the act and deed of said Potomac Electric Power Company.

      The Bank of New York, hereby constitutes and appoints Frederick W. Clark, one of its Vice Presidents, to be its true and lawful attorney-in-fact, for it and in its name to appear before any officer authorized by law to take and certify acknowledgments of deeds to be recorded in the District of Columbia, in the State of Maryland, in the Commonwealth of Virginia, and in the Commonwealth of Pennsylvania and to acknowledge and deliver these presents as the act and deed of said The Bank of New York.

      IN WITNESS WHEREOF, said Potomac Electric Power Company has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or one of its Assistant Secretaries; and said The Bank of New York, in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents, and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by one of its Assistant Vice Presidents, all as of the 2nd day of October, One thousand nine hundred and ninety-seven.

                                     POTOMAC ELECTRIC POWER COMPANY
(CORPORATE SEAL)
                                          /S/ D. R. WRAASE
                                      By ..........................
                                              DENNIS R. WRAASE,
                                            Senior Vice President
Attested:

/S/ ELLEN SHERIFF ROGERS
 ..........................
   ELLEN SHERIFF ROGERS,
       Secretary
Signed, sealed and delivered by
Potomac Electric Power Company in
       the presence of:

/S/ D. GARDNER
 ...........................
/S/ MARK J. JEWELL

 ...........................
               As Witnesses

                                         THE BANK OF NEW YORK


                                            /S/ F. CLARK
(Corporate Seal)                         By .....................
                                             FREDERICK W. CLARK
                                               Vice President
Attested:

/S/ ROBERT F. McINTYRE
 ...........................
  ROBERT F. McINTYRE
    Vice President
Signed, sealed and delivered by The
Bank of New York  in the presence of:

/S/ MARK J. JEWELL
 ...........................
/S/ D. GARDNER
 ...........................
             As Witnesses

CITY OF WASHINGTON,
DISTRICT OF COLUMBIA,                    SS.:

      I, LISA A. POOLE, a Notary Public in and for the District of Columbia, United States of America, whose commission as such will expire July 31, 2002, do hereby certify that DENNIS R. WRAASE and ELLEN SHERIFF ROGERS, whose names as Senior Vice President and Secretary, respectively, of POTOMAC ELECTRIC POWER COMPANY, a corporation, are signed to the foregoing and hereto attached deed, bearing date as of the 2nd day of October, personally appeared this day before me in my District aforesaid and acknowledged themselves to be, respectively, a Senior Vice President and the Secretary of Potomac Electric Power Company, and that they as such, being authorized so to do, executed the said deed by signing the name of Potomac Electric Power Company by Dennis R. Wraase, as Senior Vice President, and attested by Ellen Sheriff Rogers, as Secretary, and acknowledged the same before me in my District aforesaid and acknowledged the foregoing instrument to be the act and deed of Potomac Electric Power Company.

       Given under my hand and official seal this 2nd day of October, 1997.

(NOTARIAL SEAL)

                                            /S/ LISA A. POOLE
                                         .........................
                                               Notary Public
                                            District of Columbia

CITY OF WASHINGTON,
DISTRICT OF COLUMBIA,                 SS.:

      I, LISA A. POOLE, a Notary Public in and for the District of Columbia, United States of America, do hereby certify that DENNIS
R. WRAASE, a Senior Vice President of POTOMAC ELECTRIC POWER COMPANY, a corporation, one of the parties to the foregoing instrument bearing date as of the 2nd day of October, and hereto annexed, this day personally appeared before me in the City of Washington, the said Dennis R. Wraase being personally well known to me as the person who executed the said instrument as a Senior Vice President of and on behalf of said Potomac Electric Power Company and known to me to be the attorney-in-fact duly appointed therein to acknowledge and deliver said instrument on behalf of said corporation, and, as such attorney-in-fact, he acknowledged said instrument to be the act and deed of said Potomac Electric Power Company, and delivered the same as such. I further certify that the said Dennis R. Wraase, being by me duly sworn, did depose and say that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal and was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order. My commission expires July 31, 2002.

      Given under my hand and official seal this 2nd day of October, 1997.

(NOTARIAL SEAL)

                                            /S/ LISA A. POOLE
                                         .........................
                                               Notary Public
                                            District of Columbia

CITY OF WASHINGTON,
DISTRICT OF COLUMBIA,          SS.:

      I, LISA A. POOLE, a Notary Public in and for the District of Columbia, United States of America, do hereby certify that FREDERICK W. CLARK and ROBERT F. McINTYRE, whose names as Vice Presidents, of THE BANK OF NEW YORK, a corporation, are signed to the foregoing and hereto attached deed, bearing date as of the 2nd day of October, 1997, personally appeared before me this day in my District aforesaid and acknowledged themselves to be, respectively, Vice Presidents of The Bank of New York, and that they as such, being authorized so to do, executed the said deed by signing the name of The Bank of New York, by FREDERICK W. CLARK as Vice President, and attested by ROBERT F. McINTYRE as Vice President, and acknowledged the same before me in my District aforesaid and acknowledged the foregoing instrument to be the act and deed of The Bank of New York, as therein set forth.

       Given under my hand and notarial seal this 2nd day of October, 1997.

(NOTARIAL SEAL)

                                            /S/ LISA A. POOLE
                                         .........................
                                               Notary Public
                                            District of Columbia

                               My Commission Expires July 31, 2002.

CITY OF WASHINGTON,
DISTRICT OF COLUMBIA,          SS.:

      FREDERICK W. CLARK, of full age, being sworn according to law, on his oath deposes and says that he is a Vice President of THE BANK OF NEW YORK, the Trustee named in the foregoing Supplemental Indenture, dated as of the 2nd day of October, 1997, that he is the agent of said Trustee for the purpose of perfecting such Supplemental Indenture and that the consideration in the Original Indenture referred to therein and in all indentures supplemental to said Original Indenture, including the foregoing Supplemental Indenture, is true and bona fide as therein set forth.


                                         /S/ F. CLARK
                                       ............................
                                            FREDERICK W. CLARK

Subscribed and sworn to before me
  this 2nd day of October, 1997.

  /S/ LISA A. POOLE
 .................................
        Notary Public

My Commission Expires July 31, 2002.

(NOTARIAL SEAL)

CITY OF WASHINGTON,
DISTRICT OF COLUMBIA,          SS.:

      I, LISA A. POOLE, a Notary Public in and for the District of Columbia, United States of America, do hereby certify that FREDERICK W. CLARK, a Vice President of THE BANK OF NEW YORK, a corporation, one of the parties to the foregoing instrument bearing date as of the 2nd day of October, 1997, and hereto annexed, this day personally appeared before me in the City of Washington, the said FREDERICK W. CLARK , being personally well known to me as the person who executed the said instrument as a Vice President of and on behalf of said The Bank of New York, and known to me to be the attorney-in-fact duly appointed therein to acknowledge and deliver said instrument on behalf of said corporation, and, as such attorney-in-fact, he acknowledged said instrument to be the act and deed of said The Bank of New York, and delivered the same as such. I further certify that the said FREDERICK W. CLARK , being by me duly sworn, did depose and say that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal and was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

      Given under my hand and official seal this 2nd day of October, 1997.

(NOTARIAL SEAL)

                                            /S/ LISA A. POOLE
                                         .........................
                                               Notary Public
                                            District of Columbia

                               My Commission Expires July 31, 2002.

                    CERTIFICATE OF RESIDENCE

The Bank of New York, Mortgagee and Trustee within named, hereby certifies that its precise residence is 101 Barclay Street, New
York, NY  10286.

                                    THE BANK OF NEW YORK

                                          /S/ F. CLARK
                                    By .........................
                                          FREDERICK W. CLARK,
                                            Vice President